THIS AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT")) PURSUANT TO REGULATION S UNDER THE SECURITIES ACT. NONE OF THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE SECURITIES ACT.

MED-TECH SOLUTIONS, INC.

SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT (this “Agreement”) made as of this 26th day of March, 2007 between Med-Tech Solutions, Inc., a Nevada corporation, (the “Company”), and the undersigned (the “Subscriber”).

WHEREAS, the Company is offering shares (the “Shares”) of the Company’s common stock, $0.001 par value (the “Common Stock”), to be sold in connection with the proposed private placement (the "Private Placement") on a “best efforts” basis, no minimum offering, for a maximum offering of up to $2,300,000 in Shares at $0.40 per Share, for up to an aggregate total of 5,750,000 Shares of Common Stock (the “Offering”). The minimum individual subscription is $25,000 (the “Minimum Subscription”), and upon the sole election of the Company, the Company may choose to sell a fraction of a Minimum Subscription, in increments of $5,000, to any investor who purchases or has committed to purchase at least the Minimum Subscription;

WHEREAS, the Company intends to offer the Shares through the services of its officers, directors and agents;

WHEREAS, the offering period (the “PPO Period”) for the Private Placement shall commence on the day the Offering Documents, as defined below, are first made available by the Company for delivery in connection with the PPO, which is expected to be on or about February 16, 2007 (the “Delivery Date” or the “Commencement Date”) and shall continue until the earlier to occur of: (i) the sale of all of the Shares; (ii) close of business on April 30, 2007 (which period may be extended for up to an additional 30 days at the sole discretion of the Company) (the “Offering Period”); and

WHEREAS, the Subscriber desires to purchase Shares in the amount set forth on the signature page hereof on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I. SUBSCRIPTION FOR SECURITIES; REPRESENTATIONS BY AND COVENANTS OF SUBSCRIBER

1.1 Subscription for Securities. Subject to the terms and conditions hereinafter set forth and in the Confidential Private Placement Memorandum dated February 16, 2007 (such memorandum, together with all amendments thereof and supplements and exhibits thereto, the “Memorandum”), the Subscriber hereby irrevocably subscribes for and agrees to purchase from, and the Company agrees to sell to the Subscriber, such number of Shares which is set forth on the signature page hereof. The entire purchase price is due and payable upon the submission of this Subscription Agreement, and shall be payable by wire transfer or check subject to collection, to the order of Sichenzia Ross Friedman Ference LLP, as Escrow Agent.

The wire transfer instructions are annexed hereto as Schedule I.

1.2 Reliance on Exemptions. The Subscriber acknowledges that the Offering has not been reviewed by the United States Securities and Exchange Commission (the “SEC”) or any state agency because it is intended to be an offshore transaction pursuant to Regulation S (“Regulation S”) as promulgated by the SEC under the Securities Act of 1933, as amended. The Subscriber understands that the Company is relying in part upon the truth and accuracy of, and the Subscriber’s compliance with the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Securities.

1.3 Offshore Transaction. The Subscriber agrees that it is acquiring the Securities in an offshore transaction pursuant to Regulation S, promulgated under the Securities Act, and hereby represents to the Company as follows:

(a) Subscriber is outside the United States when receiving and executing this Subscription Agreement; and

(b) Subscriber has not acquired the Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the Securities Act) in the United States in respect of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of the Securities pursuant to registration of the Securities under the Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements and as otherwise provided herein;

1.4 Rejection of Subscriptions. This offering is made subject to withdrawal, cancellation or modification by the Company. The Company reserves the right to reject any subscription in whole or in part or to allot to any prospective Subscriber fewer than the number of Shares subscribed for by such Subscriber. Shares will be sold only to a limited number of Subscribers meeting certain standards.

1.5 Compliance with U.S. Securities Laws. The Subscriber agrees that the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Securities Act, or pursuant to an available exemption from the registration requirements of the Securities Act and in accordance with applicable state and provincial securities laws.

1.6 Distribution Compliance Period. The Subscriber understands and agrees that offers and sales of any of the Securities prior to the expiration of a period of one year after the date of transfer of the Securities under this Subscription Agreement (the “Distribution Compliance Period”), shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the Securities Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the Securities Act or an exemption therefrom, and in each case only in accordance with all applicable securities laws.

1.7 Hedging Transactions. The Subscriber understands and agrees not to engage in any hedging transactions involving the Securities prior to the end of the Distribution Compliance Period unless such transactions are in compliance with the Securities Act.

1.8  Legends. The Subscriber understands that the certificates representing the Securities, until such time as they have been registered under the Securities Act, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates or other instruments):

THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if (a)

such Securities are being sold pursuant to a registration statement under the Securities Act, or (b) such holder delivers to the Company an opinion of counsel, in a reasonably acceptable form, to the Company that a disposition of the Securities is being made pursuant to an exemption from such registration.

1.9 Risk of Investment. The Subscriber recognizes that the purchase of the Securities involves a high degree of risk in that: (a) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities; (b) transferability of the Securities is limited; and (c) the Company may require substantial additional funds to operate its business and subsequent equity financings will dilute the ownership and voting interests of Subscriber.

1.10 Information. The Subscriber acknowledges careful review of this Subscription Agreement, the Memorandum, as well as the Company’s filings with the Securities and Exchange Commission, as required pursuant to the Securities and Exchange Act of 1934, which are available on the Internet at www.sec.gov (collectively, the “Offering Documents”), all of which the undersigned acknowledges have been provided to the undersigned. The undersigned has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of this Offering and the Offering Documents and to obtain such additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of same as the undersigned reasonably desires in order to evaluate the investment. The undersigned understands the Offering Documents, and the undersigned has had the opportunity to discuss any questions regarding any of the Offering Documents with its counsel or other advisor. Notwithstanding the foregoing, the only information upon which the undersigned has relied is that set forth in the Offering Documents. The undersigned has received no representations or warranties from the Company, its employees, agents or attorneys in making this investment decision other than as set forth in the Offering Documents. The undersigned does not desire to receive any further information.

1.11 No Representations. The Subscriber hereby represents that, except as expressly set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company, and in entering into this transaction the Subscriber is not relying on any information other than that contained in the Offering Documents and the results of independent investigation by the Subscriber.

1.12 Tax Consequences. The Subscriber acknowledges that the Offering may involve tax consequences and that the contents of the Offering Documents do not contain tax advice or information. The Subscriber acknowledges that it must retain its own professional advisors to evaluate the tax and other consequences of an investment in the Securities.

1.13 Transfer or Resale. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the Securities under the Securities Act except as contained herein. The Subscriber consents that the Company may, if it desires, permit the transfer of the Securities out of the Subscriber’s name only when the Subscriber’s request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Securities Act or any applicable state “blue sky” laws.

1.14 Validity; Enforcement. If the Subscriber is a corporation, partnership, trust or other entity, the Subscriber represents and warrants that: (a) it is authorized and otherwise duly qualified to purchase and hold the Securities; and (b) that this Subscription Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the undersigned. If the Subscriber is an individual, the Subscriber represents and warrants that this Subscription Agreement has been duly and validly executed and delivered and constitutes the legal, binding and enforceable obligation of the undersigned.

1.15 Address. The Subscriber hereby represents that the address of the Subscriber furnished by the Subscriber at the end of this Subscription Agreement is the undersigned’s principal residence if the Subscriber is an individual or its principal business address if it is a corporation or other entity.

1.16 Foreign Subscriber. The Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Subscription Agreement, including: (a) the legal requirements within its jurisdiction for the purchase of the Securities; (b) any foreign exchange restrictions applicable to such purchase; (c) any governmental or other consents that may need to be obtained; and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. Such Subscriber’s subscription and payment for, and its continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the Subscriber’s jurisdiction.

1.17 Closing Conditions. The Subscriber understands and hereby acknowledges that:

1.17.1 Pursuant to the terms of the Heads of Agreement dated February 8, 2007, entered into by and between the Company and The Four Rivers BioEthanol Company Limited (“4Rivers Limited”), a copy of which is annexed as Exhibit C to the Memorandum, the closing conditions of this Offering (the “Closing Conditions”), include, but are not limited to (i) negotiation and execution of a definitive Acquisition Agreement to be entered into by and among the Company, The Four Rivers BioEnergy Company, a company to be formed and registered under the laws of the State of Kentucky (or a similarly named Kentucky corporation) (“4Rivers”), which shall be the parent of 4Rivers Limited and all of the shareholders of 4Rivers, (ii) the Company successfully raising the Initial Funding, (iii) compliance with US and EU securities, corporate and other applicable laws, (iv) satisfaction of conditions precedent set forth in Part I of Attachment A to the Letter of Intent, a copy of which is annexed as Exhibit C to the Memorandum, and (v) completion of all of these Closing Conditions within the contemplated timeframe, subject to the parties mutual agreement to extend such.

1.17.2 Moreover, after the closing of this Offering, subject to obtaining Shareholder Approval (as defined below), the Company intends to effect a 10-for-1 reverse stock split of all of its issued and outstanding common stock (the “Reverse Split”), and (ii) subsequent to the Reverse Split, the Company further intends to effect a 7 for 1 dividend in kind (the “Dividend”). Furthermore, certain of its current shareholders have agreed, subsequent to the Reverse Split and the Dividend, to retire portions of their holdings in order to result in the equity structure set forth as Attachment B to the Heads of Agreement (the “Retirement of Stock”). As a result, the issued and outstanding amount of the shares of the Company’s Common Stock (i) after the closing of this Offering, (ii) subsequent to the Reverse Split, Dividend and Retirement of Stock being effected, and (iii) before the Main Acquisition is completed as contemplated by the Heads of Agreement, if at all, shall be approximately 44,600,000. Furthermore, as contemplated by the Heads of Agreement, in the event we are successful in our acquisition of 4Rivers, we intend to issue 40,665,000 shares of our Common Stock to shareholders of 4Rivers. “Shareholder Approval” shall mean the approval of our shareholders holding at least the majority of our then issued and outstanding shares of Common Stock to permit us to effect a 10-for-1 reverse stock split of all of our issued and outstanding common stock.

1.17.3 The closing of this Offering is conditional on the execution of the Acquisition Agreement and the execution of the Acquisition Agreement (i) is conditional on the successful closing of this Offering, (ii) shall take place simultaneously with the closing of this Offering, and (iii) is a closing condition of this Offering.

The Company cannot provide any guarantee that the Closing Conditions will be satisfied or that it will be successful in its efforts to complete the Main Funding.

1.18  Lock-up Period. The Subscriber understands and agrees that the Subcriber will not sell the Shares for a period of twelve months from the date of the Subscriber’s purchase, unless permitted earlier by the Company. Notwithstanding the foregoing, by purchasing the Shares the Subscriber agrees to be bound by any lock-up period required by state regulatory agencies or any other governmental regulation, including but not limited, to those distribution limitations set forth in Section 1.6 of this Agreement.

II. REPRESENTATIONS BY THE COMPANY

The Company represents and warrants to the Subscriber, except as set forth in the disclosure schedules attached hereto:

2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to conduct its business.

2.2 Capitalization and Voting Rights. The authorized, issued and outstanding capital stock of the Company is as set forth in the Company’s Annual Report filed on Form 10-KSB with the SEC on February 13, 2007, and all issued and outstanding shares of the Company are validly issued, fully paid and nonassessable. Except as set forth in the Offering Documents and the Company’s SEC filings, there are no outstanding options, warrants, agreements, convertible securities, preemptive rights or other rights to subscribe for or to purchase any shares of capital stock of the Company. Except as set forth in the Offering Documents and the Company’s SEC filings, and as otherwise required by law, there are no restrictions upon the voting or transfer of any of the shares of capital stock of the Company pursuant to the Company’s Articles of Incorporation (the “Articles of Incorporation”), By-Laws or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound.

Documents and the Company’s SEC filings, and as otherwise required by law, there are no restrictions upon the voting or transfer of any of the shares of capital stock of the Company pursuant to the Company’s Articles of Incorporation (the “Articles of Incorporation”), By-Laws or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound.

2.3 Authorization; Enforceability. The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the (i) authorization execution, delivery and performance of this Agreement by the Company; and (ii) authorization, sale, issuance and delivery of the Securities contemplated hereby and the performance of the Company’s obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The Common Stock, when issued and fully paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable. The issuance and sale of the Shares of Common Stock contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person which have not been waived in connection with this offering.

2.4 No Conflict; Governmental Consents.

(a) The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any material law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, or of any provision of the Articles of Incorporation or By-Laws of the Company, and will not conflict with, or result in a material breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company.

(b) No consent, approval, authorization or other order of any governmental authority is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Shares, except such filings as may be required to be made with the SEC, NASD, NASDAQ and with any state or foreign blue sky or securities regulatory authority.

2.5 Licenses. Except as otherwise set forth in the Memorandum, the Company has sufficient licenses, permits and other governmental authorizations currently required for the conduct of its business or ownership of properties and is in all material respects in compliance therewith.

2.6 Litigation.  Except as may be disclosed in the Offering Documents and the Company’s SEC filings, the Company knows of no pending or threatened legal or governmental proceedings against the Company which could materially adversely affect the business, property, financial condition or operations of the Company or which materially and adversely questions the validity of this Agreement or any agreements related to the transactions contemplated hereby or the right of the Company to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which could materially adversely affect the business, property, financial condition or operations of the Company. There is no action, suit, proceeding or investigation by the Company currently pending in any court or before any arbitrator or that the Company intends to initiate.

2.7 Disclosure. The information set forth in the Offering Documents as of the date hereof contains no untrue statement of a material fact nor omits to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

2.8 Investment Company. The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

2.9 Intellectual Property.

(a) To the best of its knowledge, the Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted and as presently proposed to be conducted, without any known infringement of the rights of others. Except as disclosed in the Memorandum, there are no material outstanding options, licenses or agreements of any kind relating to the foregoing proprietary rights, nor is the Company bound by or a party to any material options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of “off the shelf” or standard products. The Company has not received any written communications alleging that the Company has violated or, by conducting its business as presently proposed to be conducted, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity.

(b) Except as disclosed in the Memorandum, the Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or that would conflict with the Company’s business as presently conducted.

(c) Neither the execution nor delivery of this Agreement, nor the carrying on of the Company’s business by the employees of the Company, nor the conduct of the Company’s business as presently conducted, will, to the Company’s knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any employee is now obligated.

(d) To the Company’s knowledge, no employee of the Company, nor any consultant with whom the Company has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company because of the nature of the business conducted by the Company; and to the Company’s knowledge the continued employment by the Company of its present employees, and the performance of the Company’s contracts with its independent contractors, will not result in any such violation. The Company has not received any written notice alleging that any such violation has occurred. Except as described in the Memorandum, no employee of the Company has been granted the right to continued employment by the Company or to any compensation following termination of employment with the Company except for any of the same which would not have a material adverse effect on the business of the Company. The Company is not aware that any officer, key employee or group of employees intends to terminate his, her or their employment with the Company, nor does the Company have a present intention to terminate the employment of any officer, key employee or group of employees.

2.10  Title to Properties and Assets; Liens, Etc. The Company has good and marketable title to its properties and assets, including the properties and assets reflected in the most recent balance sheet included in the Financial Statements, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (a) those resulting from taxes which have not yet become delinquent; (b) liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company; and (c) those that have otherwise arisen in the ordinary course of business. The Company is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

2.11 Obligations to Related Parties. Except as described in the Memorandum, there are no obligations of the Company to officers, directors, stockholders, or employees of the Company other than (a) for payment of salary or other compensation for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company and (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company). Except as may be disclosed in the Memorandum, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

2.12 Failure to Satisfy the Closing Conditions. In the event the Closing Conditions, as defined in the Memorandum and set forth in Section 1.17 of this Agreement, are not satisfied during the Offering Period (subject to applicable extensions), the Escrow Agent shall receive written notice executed by a duly authorized executive officer of the Company indicating that this Offering has been terminated and designating a termination date, and shall return to each Subscriber, all funds received from such Subscriber, pursuant to this Offering (without interest or deduction) and all documents delivered by such Subscriber to the Escrow Agent.

III.  MISCELLANEOUS

3.1 Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Subscription Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party), or (c) one (1) business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Med-Tech Solutions, Inc.
Suite 2200 - 1177 West Hastings Street
Vancouver, British Columbia, Canada V6E 2K3
Attn:  Mark A. McLeary
Facsimile: (604) 688-7526

With a copy to (which shall not constitute notice):

Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, NY 10018
Attn:  Richard A. Friedman, Esq
Facsimile: (212) 930-9725

If to the Subscriber, to its address and facsimile number set forth at the end of this Subscription Agreement, or to such other address and/or facsimile number and/or to the attention of such other person as specified by written notice given to the Company five (5) days prior to the effectiveness of such change. Written confirmation of receipt (a) given by the recipient of such notice, consent, waiver or other communication, (b) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (c) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (a), (b) or (c) above, respectively.

3.2 Entire Agreement; Amendment. This Subscription Agreement supersedes all other prior oral or written agreements between the Subscriber, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Subscription Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Subscriber makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Subscription Agreement may be amended or waived other than by an instrument in writing signed by the Company and the holders of at least a majority of the Securities then outstanding (determined on an as exercised to common stock basis) (or if prior to the closing, the Subscribers purchasing at least a majority of the Securities to be purchased at the closing). No such amendment shall be effective to the extent that it applies to less than all of the holders of the Securities then outstanding.

3.3 Severability. If any provision of this Subscription Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Subscription Agreement in that jurisdiction or the validity or enforceability of any provision of this Subscription Agreement in any other jurisdiction.

3.4 Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with the laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

3.5 Headings. The headings of this Subscription Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Subscription Agreement.

3.6 Successors And Assigns. This Subscription Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Subscription Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority the Securities then outstanding, except by merger or consolidation. The Subscriber shall not assign its rights hereunder without the consent of the Company, which consent shall not be unreasonably withheld.

3.7 No Third Party Beneficiaries. This Subscription Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.
3.8 Survival. The representations and warranties of the Company and the Subscriber contained in Articles I and II and the agreements set forth this Article IV shall survive closing for a period of two years.

3.9 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Subscription Agreement and the consummation of the transactions contemplated hereby.

3.10 No Strict Construction. The language used in this Subscription Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

3.11 Legal Effect. The Subscriber acknowledges that: (a) it has read this Subscription Agreement and the exhibits hereto; and (b) it understands the terms and consequences of this Subscription Agreement and is fully aware of its legal and binding effect.

3.12 Counterparts. This Subscription Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

______________________________________ Name of Subscriber	No. of Shares: _________________________
______________________________________ Signature
______________________________________ Name (Please Print)

______________________________________
Title

 ______________________________________
Address of Subscriber

 ______________________________________
Taxpayer Identification Number of Subscriber

Subscription Aceepted:

MED-TECH SOLUTIONS, INC.

By:	/s/ Mark A. McLeary
Name: Mark A. McLeary
Title: Chief Executive Officer

SCHEDULE I
Escrow Agent Wire Instructions

The wire transfer instructions are as follows:

BANK:   Citibank
New York, NY
A/C of Sichenzia Ross Friedman Ference LLP, IOLA

ABA:
ACCOUNT:
SWIFT Code:
REFERENCE:  “Med-Tech Solutions, Inc. - [insert Subscriber’s name]”

Sichenzia Ross Friedman Ference LLP Accounting Contact: Mimi Shore; telephone: (212) 930-9700; email: mshore@srff.com.